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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
Willow Grove Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 5, 2005

Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders of Willow Grove Bancorp, Inc., our first meeting of shareholders since the combination of Willow Grove Bancorp and Chester Valley Bancorp. The meeting will be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 9, 2005 at 11:00 a.m., Eastern Time.

        At the annual meeting, you will be asked to elect six directors for three year terms, adopt our 2005 Recognition and Retention Plan, which will replace certain existing cash based compensation programs for our directors, and ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006. Each of these matters is more fully described in the accompanying materials.

        It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

        Your continued support of and interest in Willow Grove Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Donna M. Coughey President and Chief Executive Officer

WILLOW GROVE BANCORP, INC.
Welsh & Norristown Roads
Maple Glen, Pennsylvania 19002

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	11:00 a.m., Eastern Time, Wednesday, November 9, 2005
PLACE	Fairway Room North Hills Country Club 99 Station Avenue North Hills, Pennsylvania
ITEMS OF BUSINESS	(1) To elect six directors for a three-year term expiring in 2008 and until their successors are elected and qualified;
(2) To approve the 2005 Recognition and Retention Plan and Trust Agreement;
(3) To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006; and
(4) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.
RECORD DATE	Holders of Willow Grove Bancorp common stock of record at the close of business on September 27, 2005 are entitled to vote at the meeting.
ANNUAL REPORT	Our 2005 Annual Report to Shareholders, which includes our Annual Report on Form 10-K, is enclosed but is not a part of the proxy solicitation materials.
PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS

Christopher E. Bell Corporate Secretary
Maple Glen, Pennsylvania October 5, 2005

PROXY STATEMENT
OF
WILLOW GROVE BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

        This proxy statement is furnished to holders of common stock of Willow Grove Bancorp, Inc., the parent holding company of Willow Grove Bank. Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 9, 2005 at 11:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about October 5, 2005.

What is the purpose of the annual meeting?

        At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting, including the election of directors, approval of our 2005 Recognition and Retention Plan and ratification of our independent registered public accounting firm. A copy of the 2005 Recognition and Retention Plan is attached hereto as Appendix A. In addition, management will report on the performance of Willow Grove Bancorp and respond to questions from shareholders.

Who is entitled to vote?

        Only our shareholders of record as of the close of business on the record date for the meeting, September 27, 2005, are entitled to vote at the meeting. On the record date, we had 14,800,479 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

        After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

        Your broker will not be able to vote your shares on the 2005 Recognition and Retention Plan without instructions from you. You should use the proxy form provided by the institution that holds your shares to instruct your broker to vote your shares. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

        All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

        Yes.    If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

  •
  First, you may send a written notice to our Corporate Secretary, Mr. Christopher E. Bell, Willow Grove Bancorp, Inc., Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002, in advance of the meeting stating that you would like to revoke your proxy.

  •
  Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

  •
  Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

        If your shares are held in "street" name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

        The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the approval of the 2005 Recognition and Retention Plan and Trust Agreement and FOR ratification of the appointment of KPMG LLP for fiscal 2006.

        The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

        The election of directors will be determined by a plurality of the votes cast at the annual meeting. The six nominees for director receiving the most "for" votes will be elected directors. The affirmative vote of a majority of the total votes cast at the annual meeting is required for approval of the 2005 Recognition and Retention Plan and Trust Agreement and the proposal to ratify the appointment of KPMG LLP for fiscal 2006. Under the Pennsylvania Business Corporation Law, abstentions and broker non-votes do not constitute votes cast and will not affect the vote required for the approval of the 2005 Recognition Plan nor will abstentions affect the proposal to ratify the appointment of the independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

        Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.

        At the annual meeting, you will be asked to elect one class of directors, consisting of six directors, for a three-year term expiring in 2008 and until their successors are elected and qualified. In accordance with the terms of the merger agreement between Chester Valley Bancorp Inc. and Willow Grove Bancorp, we elected seven former directors of Chester Valley Bancorp to the Boards of Directors of Willow Grove Bancorp and Willow Grove Bank. As of the effective time of the merger on August 31, 2005, Dr. Madeleine Wing-Adler and Mr. William M. Wright were elected to the class of directors whose terms expire at this annual meeting, Messrs. Gerard F. Griesser and Emory S. Todd were elected to the class whose terms expire at the 2006 Annual Meeting of Shareholders and Ms. Donna M. Coughey and Messrs. John J. Cunningham, III and James E. McErlane were elected to the class whose terms expire at the 2007 Annual Meeting of Shareholders. The former Chester Valley Bancorp directors also were elected in the same classes to the Board of Directors of Willow Grove Bank.

        Our Nominating and Corporate Governance Committee has recommended the re-election of Dr. Wing-Adler and Messrs. Langan, McCormack, O'Brien, Ramsey and Wright as directors. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Cunningham, Griesser, Hull, Kremp, Langan, McCormack, McErlane, O'Brien, Ramsey, Todd, Weihenmayer, Wright and Sukay, and Ms. Loring and Dr. Wing-Adler are independent directors as defined in the Nasdaq listing standards.

        Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

        The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of Willow Grove Bank. For certain directors, the indicated period of service as a director includes service as a director of Willow Grove Bank prior to the organization of Willow Grove Bancorp in 1998. Ages are reflected as of June 30, 2005.

Nominees for Director for Three-Year Terms Expiring in 2008

Name	Age	Position with Willow Grove Bancorp and Principal Occupation During the Past Five Years	Director Since
Madeleine Wing-Adler, Ph.D.	64	Director. President of West Chester University, West Chester, Pennsylvania since 1992. Dr. Wing-Adler previously served as a director of Chester Valley Bancorp and First Financial Bank since 2003.	2005
William W. Langan	64	Director. Previously, Chairman of the Board of Willow Grove Bancorp and Willow Grove Bank. Retired since March 2001; previously, President and owner of Marmetal Industries, Inc., a manufacturer of precision machined components and tooling for the marine, aerospace, utilities and related industries, Horsham, Pennsylvania.	1986
Robert J. McCormack	44	Director. President of Murphy McCormack Business Group, LLC, Lewisburg, Pennsylvania, a business consulting firm for mergers and acquisitions, since January 2005; previously, Mr. McCormack served as President and Chief Executive Officer of Sun Bancorp, Inc., Lewisburg, Pennsylvania, from March 2000 to October 2004.	2005
A. Brent O'Brien	67	Director. Former consultant to Bean, Mason & Eyer, Inc., an insurance brokerage firm in Doylestown, Pennsylvania, from 2000 to 2004; previously, President, Director and owner of Bean, Mason & Eyer, Inc.	1996
Samuel H. Ramsey, III	62	Director. Investment advisor, Financial Network Investment Corporation, Bellevue, Washington, since January 2004; previously, investment advisor, AXA Advisers, LLC, Bellevue, Washington, from October 2000 to 2004 and owner of Samuel H. Ramsey, III, Certified Public Accountants from 1973 to 2002.	1988
William M. Wright	65	Director. Retired. Former General Manager of Malcolm Wright Buick Olds GMC, Inc., Coatesville, Pennsylvania. Mr. Wright previously served as a director of First Financial Bank since 1980 and of Chester Valley Bancorp since 1990.	2005

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2006

Name	Age	Position with Willow Grove Bancorp and Principal Occupation During the Past Five Years	Director Since
Gerard F. Griesser	56	Director. Principal and owner of Trident Financial Group, Inc., a mortgage banking firm, Devon, Pennsylvania, since December 1985. Mr. Griesser previously served as a director of First Financial Bank since 1988 and of Chester Valley Bancorp since 1990.	2005
Lewis W. Hull	89	Director. President, Chairman and controlling shareholder of HullVac Pump Corporation and Hull Freeze-dry Corporation since July 2002, a capital equipment manufacturer for industries including food, pharmaceuticals, telecommunications and plastics, Warminster, Pennsylvania; previously, Chairman of Hull Corp., Warminster, Pennsylvania.	1973
Charles F. Kremp, 3rd	62	Director. Owner of Kremp Florist, Willow Grove, Pennsylvania.	1994
Rosemary C. Loring, Esq.	55	Director and Chair of the Board of Willow Grove Bancorp and Willow Grove Bank since July 2005; previously, Vice Chair of the Board since November 2003. President of the Remedy Intelligent Staffing franchise in Bucks and Montgomery Counties, Pennsylvania since 1996; previously, Regional Vice President-Consumer Banking for First Union National Bank (now Wachovia). Ms. Loring has 17 years experience in various management and executive positions with Bell Atlantic (now Verizon).	2000
Emory S. Todd, Jr., CPA	63	Director. Self-employed, Certified Public Accountant in Chester Springs, Pennsylvania since 1971. Mr. Todd previously served as a director of First Financial Bank since 1987 and of Chester Valley Bancorp since 1990.	2005

Directors Whose Terms Expire in 2007

Name	Age	Position with Willow Grove Bancorp and Principal Occupation During the Past Five Years	Director Since
Donna M. Coughey	55	Director, President and Chief Executive Officer of Willow Grove Bancorp and Willow Grove Bank since August 31, 2005. Prior thereto, Director, President and Chief Executive Officer of Chester Valley Bancorp Inc. and First Financial Bank from November 2000 through August 2005; previously, Chairman, President and Chief Executive Officer of Mellon Bank of Delaware from October 1996 to November 2000.	2005
John J. Cunningham, III, Esq.	63	Director. Managing Partner and Chairman of Business Law Department of the law firm of Cozen O'Connor, Philadelphia, Pennsylvania, since March 2000. Mr. Cunningham previously served as a director of Chester Valley Bancorp and First Financial Bank since 1998.	2005
Frederick A. Marcell Jr.	67	Director. Retired. Mr. Marcell served as President and Chief Executive Officer of Willow Grove Bank since April 1992 and of Willow Grove Bancorp since December 1998 until his retirement in August 2005. Director of the Federal Home Loan Bank of Pittsburgh, Pittsburgh, Pennsylvania since 2003.	1992
James E. McErlane, Esq.	62	Director. Attorney and Principal of the law firm of Lamb McErlane PC, West Chester, Pennsylvania, since 1971. Interim President of Chester Valley Bancorp and First Financial Bank from June to November 2000. Mr. McErlane previously served as a director of Chester Valley Bancorp and First Financial Bank since 1991.	2005
William B. Weihenmayer	58	Director. Independent real estate consultant, Huntingdon Valley, Pennsylvania, since March 1990; previously, a partner of The Linpro Company, a national real estate developer.	1996
Thomas J. Sukay	51	Director. President and Chief Executive Officer of Sukay & Associates Inc., Collegeville, Pennsylvania, since 2004; formerly, Chief Financial Officer, Rosenbluth International Inc. a travel management company, Philadelphia, Pennsylvania, from August 2000 through September 2003; previously, Chief Financial Officer of Commerce Bancorp, Inc., Cherry Hill, New Jersey, from January 1999 through August 2000.	2004

Executive Officers Who Are Not Directors

        Set forth below is certain information with respect to current executive officers of Willow Grove Bancorp and its subsidiaries who are not directors. Ages are reflected as of June 30, 2005.

Name	Age	Principal Occupation During the Past Five Years
Ammon J. Baus	56
		Chief Credit Officer of Willow Grove Bank since August 31, 2005. Previously, Senior Vice President and Chief Lending Officer of Willow Grove Bank since March 2003. Prior thereto, Credit Risk Officer of Fleet National Bank (formerly Summit Bank, Princeton, New Jersey) from 1997 to 2003; Vice President of Commercial Banking, Summit Bank (formerly First Valley Bank) from 1994 to 1997.
Christopher E. Bell	47
		Chief Accounting Officer and Corporate Secretary of Willow Grove Bancorp. Previously, Senior Vice President and Corporate Secretary of Willow Grove Bancorp since February 2002 and Senior Vice President of Willow Grove Bank since July 2000; Mr. Bell also served as Chief Financial Officer of Willow Grove Bancorp and Willow Grove Bank from July 2000 through August 2005; prior thereto, Vice President and Controller of Willow Grove Bank.
G. Richard Bertolet	58
		Chief Lending and Sales Officer of Willow Grove Bank since August 31, 2005. Previously, Executive Vice President of First Financial Bank, Downingtown, Pennsylvania since August 2002. Prior thereto, Mr. Bertolet was a self-employed bank consultant since 2001. From 1995 through 2001, Mr. Bertolet served as Senior Vice President and Middle Market Regional Manager for Mellon Bank.
Joseph T. Crowley	43
		Chief Financial Officer of Willow Grove Bancorp and Willow Grove Bank since August 31, 2005. Previously, Chief Financial Officer and Treasurer of Chester Valley Bancorp and First Financial Bank, Downingtown, Pennsylvania since June 2003. Prior thereto, Mr. Crowley was Chief Financial Officer for Applied Card Systems, Inc. in Glen Mills, Pennsylvania from September 2000 to June 2003. From 1991 to 2000, he served as President of Crusader Bank in Philadelphia, Pennsylvania as well as Chief Financial Officer for it's parent, Crusader Holding Corporation.
Matthew D. Kelly	41
		Chief Wealth Management Officer of Willow Grove Bank since August 31, 2005 and, since June 2003, President and Chief Operating Officer of Philadelphia Corporation for Investment Services, a wholly owned subsidiary of Willow Grove Bank. Previously, Executive Vice President of First Financial Bank from March 2002 through August 2005. Prior thereto, Mr. Kelly was Managing Director of PNC Advisors from October 2000 to March 2002. From 1997 to 2000, Mr. Kelly served as Business Center Regional Manager for Mellon Bank, Delaware.

Colin N. Maropis	53
		Regional President — First Financial Division of Willow Grove Bank since August 31, 2005. Prior thereto, Executive Vice President of Chester Valley Bancorp and First Financial Bank and Secretary of Chester Valley Bancorp since November 1997 and October 2003, respectively. From May 1989 to November 1997, Mr. Maropis served as Senior Vice President of First Financial Bank.
John T. Powers	55
		Regional President — Willow Grove Division of Willow Grove Bank since August 31, 2005. Previously, Senior Vice President of Willow Grove Bancorp and Senior Vice President, Community Banking and Corporate Secretary of Willow Grove Bank since 1986.
A. Louis Denton	47	Chairman and Chief Executive Officer of Philadelphia Corporation for Investment Services, Philadelphia, Pennsylvania since June 1989.

Director Nominations

        Nominations for director of Willow Grove Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors of Willow Grove Bancorp and are ratified by the entire Board. In September 2004, the Nominating and Corporate Governance Committee adopted a written charter which is available on our website at www.willowgrovebank.com. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

        In accordance with the terms of the merger agreement between Chester Valley Bancorp and Willow Grove Bancorp, for three years following the effective time of the merger, no changes may be made to the size of Willow Grove Bancorp's Board of Directors or any of the classes of the board unless such change is approved by a majority of (i) the seven former directors of Chester Valley Bancorp who have joined the Willow Grove Bancorp Board of Directors or their successors (who are referred to as the "Chester Valley designees") and (ii) the ten members of the Willow Grove Bancorp Board of Directors immediately prior to the effective time of the merger (who are referred to as the "Willow Grove designees"). If any of the Chester Valley designees, Willow Grove designees or any of their successors die, become disabled, resign, are removed or retire during the three-year period after the effective time of the merger, the remaining Chester Valley designees or Willow Grove designees, as the case may be, will be responsible for identifying successors to serve the remaining term of office of such departing directors. In addition, the Chester Valley designees are entitled to have proportional representation (or representation as close to proportional as possible) on the audit, compensation, nominating and corporate governance and any other major committees of the Willow Grove Bancorp Board of Directors for a period of three years from August 31, 2005.

Committees and Meetings of the Board of Directors

        During the fiscal year ended June 30, 2005, the Board of Directors of Willow Grove Bancorp met eight times. No director of Willow Grove Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served.

        Membership on Certain Board Committees.    The Board of Directors of Willow Grove Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Nominating and Corporate Governance	Compensation	Audit
John J. Cunningham, III, Esq.		*
Gerard F. Griesser	*	*
Lewis W. Hull		*
Charles F. Kremp, 3rd	*
William W. Langan		*
Rosemary C. Loring, Esq.	*
Robert J. McCormack			*
A. Brent O'Brien		**
Samuel H. Ramsey, III			**
Thomas J. Sukay			*
Emory S. Todd, Jr., CPA			*
William B. Weihenmayer	**
Madeleine Wing-Adler, Ph.D.	*		*

  *
  Member.
  **
  Chair.

        Audit Committee.    The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Willow Grove Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of five directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Ramsey, our Chairman of the Audit Committee, is also our Audit Committee Financial Expert, as such term is defined in the rules of the Securities and Exchange Commission. Mr. Ramsey has extensive accounting and financial experience due to his 30 years of practice as a certified public accountant before his retirement in 2001. The Audit Committee met seven times in fiscal 2005. The Audit Committee charter as presently in effect is attached hereto as Appendix B.

        Compensation Committee.    It is the responsibility of the Compensation Committee of the Board of Directors to, among other things, oversee Willow Grove Bancorp's compensation and incentive arrangements for management. No member of the Compensation Committee is a current or former officer or employee of Willow Grove Bancorp, Willow Grove Bank or any subsidiary. Each of the members is independent as defined in the Nasdaq listing standards. The report of the Compensation Committee with respect to compensation and benefits for the Chief Executive Officer and other executive officers is set forth on page 15. The Compensation Committee met four times in fiscal 2005.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification. Each of the members is independent as defined in the Nasdaq listing standards. The Nominating and Corporate Governance Committee met five times in fiscal 2005.

Directors' Attendance at Annual Meetings

        Directors are expected to attend the annual meeting absent a valid reason for not doing so. In November 2004 all of our directors attended our last annual meeting of shareholders.

Directors' Compensation

        We do not pay separate compensation to directors for their service on the Board of Directors of Willow Grove Bancorp. Members of Willow Grove Bank's Board of Directors, except for Ms. Coughey and, through April 30, 2006, Mr. Marcell, receive $1,300 per Board meeting held and $600 per committee meeting attended, except members of the Audit Committee who receive $900 per committee meeting, and the Loan Committee, Investment/Asset Liability Committee and Compensation Committee members who receive $750 per committee meeting. The Chairman of the Board of Directors receives $2,000 per Board meeting and the chairman of each committee receives $600 per committee meeting, except the chairmen of the Audit Committee and Compensation Committee who receive $1,200 and $750 per meeting, respectively. To receive such compensation for membership on the board, directors may not be absent for more than two board meetings during the fiscal year. Compensation for committee meetings is paid only to those committee members who attend. Board fees are subject to periodic adjustment by the Board of Directors.

        In 1998, we adopted a non-qualified retirement plan for the non-employee members of Willow Grove Bank's Board of Directors. The retirement plan provides for fixed annual payments at retirement of the participant's vested percentage multiplied by the annual director's fee at retirement for a period of ten years. An individual director becomes 20% vested in the retirement plan after six years of service, with the vesting benefit increasing by 20% per year through year ten. Assuming the completion of ten years of service, a participant who retired in fiscal 2005 would be entitled to receive payments of approximately $15,600 to $17,804 per year for 10 years. The retirement plan provides credit for years of service prior to the plan's adoption. Our expense for the directors' retirement plan for the fiscal year ended June 30, 2005 was $142,000. We will terminate the directors' retirement plan upon the receipt of shareholder approval of the 2005 Recognition Plan which is being considered at the annual meeting. Upon termination of the directors' retirement plan, participating directors will become vested in the benefits accrued in such plan to the date of termination, and no additional expense for such plan is anticipated after such termination.

        During fiscal 2005, our non-employee directors received additional compensation pursuant to Willow Grove Bank's Directors' and Officers' Incentive Compensation Plan calculated as a percentage of the director's fees paid on an annual basis. The percentage used under the incentive compensation plan is based upon Willow Grove Bank's performance for the prior fiscal year as measured by various criteria specified in the plan. During fiscal 2005, non-employee directors received incentive compensation ranging from $426 to $7,252 pursuant to this plan. The aggregate amount of expense recognized for the directors' and officers' incentive compensation plan in fiscal 2005 for directors was $47,596. Upon the receipt of shareholder approval of the 2005 Recognition Plan at the annual meeting, non-employee directors will no longer be eligible to receive cash incentive payments.

Compensation Committee Interlocks and Insider Participation

        Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Willow Grove Bancorp's Compensation Committee. Messrs. Cunningham, Griesser, Hull, Langan and O'Brien who is the Committee's Chairman, currently serve as members of the Compensation Committee.

        No person who served as a member of the Compensation Committee during fiscal 2005 was a current or former officer or employee of Willow Grove Bancorp or Willow Grove Bank or engaged in certain transactions with Willow Grove Bancorp or Willow Grove Bank required to be disclosed by regulations of the SEC. Additionally, there were no Compensation Committee "interlocks" during fiscal 2005, which generally means that no executive officer of Willow Grove Bancorp served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

MANAGEMENT COMPENSATION

Summary Compensation Table

        The following table sets forth a summary of certain information concerning the compensation paid by Willow Grove Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended June 30, 2005, 2004 and 2003 to the President and Chief Executive Officer and four other executive officers of Willow Grove Bank during fiscal 2005 whose salary plus bonus exceeded $100,000. Willow Grove Bancorp has not paid separate cash compensation to its officers and directors.

Long Term Compensation Awards
Name and Principal Position during the fiscal year ended June 30, 2005		Annual Compensation(2)
	Fiscal Year			Restricted Stock(4)(5)		Securities Underlying Options	All Other Compensation (6)(7)
		Salary	Bonus(3)
Frederick A. Marcell Jr.(1) President and Chief Executive Officer through August 2005	2005 2004 2003	$244,800 242,215 239,327	$59,949 21,436 57,200	$	— — 511,600	— — 75,000	$33,420 48,576 43,949
Christopher E. Bell Senior Vice President, Chief Financial Officer and Corporate Secretary	2005 2004 2003	$141,881 134,228 132,749	$29,832 10,000 29,000	$	— — 255,800	— — 32,500	$24,135 34,544 29,526
John T. Powers Senior Vice President, Community Banking	2005 2004 2003	$138,733 131,200 129,808	$29,169 9,774 28,000	$	— — 255,800	— — 32,500	$23,823 33,651 29,182
Ammon J. Baus Senior Vice President, Chief Lending Officer	2005 2004 2003	$127,396 116,062 35,385	$26,718 8,647 4,000	$	— — —	— — 12,500	$12,545 — —
Jerome P. Arrison Senior Vice President and Treasurer, Willow Grove Bank	2005 2004 2003	$125,089 116,062 109,538	$26,292 8,647 27,500	$	— — 127,900	— 32,500 5,700	$21,374 29,707 21,083

(1)
Willow Grove Bank maintains a supplemental executive retirement plan for the benefit of Mr. Marcell. Willow Grove Bank accrued $99,000, $35,000 and $60,000 with respect to such plan in fiscal 2005, 2004 and 2003, respectively.

(2)
Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of our management, the costs of providing such benefits to the named executive officers did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual.

(3)
Reflects bonuses earned during the indicated fiscal year that were paid in the following year.

(4)
Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 1999 and 2002 Recognition and Retention Plans. Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted common stock are held in trust and paid to the recipient when the restricted stock is earned.

(5)
As of June 30, 2005, Messrs. Marcell, Bell, Powers and Arrison had 24,000, 16,328, 12,000 and 10,215 shares of unearned restricted stock, respectively, pursuant to the 1999 and 2002 Recognition Plans, which had fair market values of $351,840, $239,368, $175,920 and $149,752 at June 30, 2005, respectively.

(Footnotes continued on next page)

(Footnotes continued)

(6)
Under Willow Grove Bank's 401(k)/Employee Stock Ownership Plan ("401(k)/ESOP") for fiscal 2005, $4,423, $3,934, $4,076, $3,822 and $3,753 was allocated to the 401(k) accounts of Messrs. Marcell, Bell, Powers, Baus and Arrison, respectively.

(7)
Includes the fair market value on June 30, 2005, of a share of Willow Grove Bancorp common stock ($14.66) multiplied by the 1,978, 1,378, 1,347, 595 and 1,202 shares allocated to the employee stock ownership plan accounts of Messrs. Marcell, Bell, Powers, Baus and Arrison, respectively, during fiscal 2005.

Stock Options

Aggregate Option Exercises in Last Fiscal Year and Year End Option Values

        The following table sets forth, with respect to each executive officer named in the Summary Compensation table, information with respect to exercise of stock options, the number of options held at June 30, 2005 and the value with respect thereto.

			Number of Unexercised Options at Fiscal Year End		Value of Unexercised in the Money Options at Fiscal Year End(1)
Name	Shares acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Frederick A. Marcell Jr.	—	$—	73,095	48,192	$505,629	$104,347
Christopher E. Bell	—	—	27,324	27,834	122,893	89,198
John T. Powers	—	—	40,046	21,780	298,408	50,891
Ammon J. Baus	—	—	5,000	7,500	7,800	11,700
Jerome P. Arrison	—	—	18,480	21,780	67,962	50,891

(1)
Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at June 30, 2005 ($14.66) and the exercise price of the options ($12.79, $8.33 and $3.97 for options granted in fiscal 2003, 2002 and 1999, respectively).

Employment Agreements

        Willow Grove Bank entered into employment agreements in fiscal 2004 with each of Messrs. Bell, Powers, Arrison and Baus, which agreements superseded existing employment agreements with such persons. Willow Grove Bank agreed to employ Messrs. Bell, Powers, Arrison and Baus for a term of one year. The agreements with the executives set a base salary at their then current salary levels, which may be increased from time to time by the Board of Directors. The terms of the executives' employment agreements are extended annually for a successive additional one-year period on each annual anniversary unless Willow Grove Bank provides not less than 30 days prior notice not to extend the employment term. Each of the employment agreements is terminable with or without cause by Willow Grove Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination without good cause (as defined in the agreement) or termination by Willow Grove Bank for cause, disability, retirement or death. In the event that (1) the executive terminates his employment because of failure to comply with any material provision of the employment agreement by Willow Grove Bank or Willow Grove Bank changes the executive's title or duties or (2) the employment agreement is terminated by Willow Grove Bank other than for cause, disability, retirement or death, the executives will be entitled to one times their base salary as cash severance. In the event that the executive's employment is terminated following a change in control, as defined, or the executive terminates his employment as a result of certain adverse actions which are taken with respect to his employment following a change in control, as defined, the executives will be entitled to a cash severance amount equal to two times their average annual compensation over the past five calendar years, or such shorter period of employment of the employment agreement. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the executives do not receive any "parachute payment" as such term is defined under Section 280G of the Internal Revenue Code.

        In connection with the merger of Chester Valley Bancorp with and into Willow Grove Bancorp, Willow Grove Bancorp and Willow Grove Bank entered into an employment agreement with Donna M. Coughey, the former President and Chief Executive Officer of Chester Valley Bancorp and First Financial Bank, which provided that Ms. Coughey would become the President and Chief Executive Officer of Willow Grove Bancorp and Willow Grove Bank upon the effective date of the merger, August 31, 2005. Under the terms of her employment agreement, Ms. Coughey will serve as President and Chief Executive Officer and as a director of Willow Grove Bancorp and Willow Grove Bank for a three-year term, commencing on August 31, 2005, and renewing annually for one additional year each July 1 unless notice to the contrary is given. Ms. Coughey is entitled to a minimum base salary of $300,000 per year, and a retention bonus, provided she remains employed on the one-year anniversary of the merger, of $150,000. Pursuant to the employment agreement, Ms. Coughey received a signing bonus of $200,000 upon the closing of the merger. The agreement provides that, if Ms. Coughey terminates her employment during the first year for any reason, or if her employment is terminated by Willow Grove Bancorp or Willow Grove Bank for any reason other than cause during the first year following the closing of the merger, she will receive a severance payment equal to the amount she would have received under her existing employment agreement with Chester Valley Bancorp and First Financial Bank less the $200,000 signing bonus and subject to no payment being deemed a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended. The agreement provides that, if Ms. Coughey's employment is terminated in connection with a subsequent change in control of Willow Grove Bancorp and/or Willow Grove Bank or within twelve months thereafter, Willow Grove Bancorp will pay her three times her then current base salary and most recent bonus. The employment agreement provides that if the payments and benefits provided to Ms. Coughey pursuant to a subsequent change in control are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, then she would be reimbursed for any excise tax liability pursuant to Sections 280G and 4999 of the Internal Revenue Code and for additional taxes imposed as a result of such reimbursement. In addition, Willow Grove Bancorp, Willow Grove Bank and Ms. Coughey have generally agreed to release each other from any and all claims of actions that may result during the term of the employment agreement.

        In addition, in connection with our merger with Chester Valley Bancorp, Willow Grove Bancorp and Willow Grove Bank entered into an employment agreement with Joseph T. Crowley to serve as Chief Financial Officer and Willow Grove Bank entered into employment agreements with G. Richard Bertolet, Matthew D. Kelly and Colin Maropis to serve as Executive Vice President and Chief Lending Officer, Chief Wealth Management Officer and Regional President, respectively, for an initial term expiring June 30, 2006, renewing annually for one additional year each July 1 unless notice to the contrary is given, commencing on the closing of the merger. Messrs. Bertolet, Crowley, Kelly and Maropis are entitled to a minimum base salary of $174,250, $174,750, $164,000 and $130,966, respectively. Each agreement provides that if the executive's employment is terminated in connection with a subsequent change in control of Willow Grove Bancorp or within twelve months thereafter, the executive will be entitled to receive a payment of two times his average annual compensation (defined as the five-year average base salary and bonus) subject to no payment being deemed a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended. Each of these agreements provides that if the executive's employment is terminated by Willow Grove Bancorp for other than cause, disability, retirement or death or by the executive due to a material breach by Willow Grove Bancorp, then the executive will receive one times his then current base salary. Willow Grove Bank also has entered into Change In Control Severance agreements with four former officers of First Financial Bank who have continued their employment with Willow Grove Bank. Those agreements provide for severance payments of one times the employee's average annual compensation in the event of a termination of employment within twelve months after a change-in-control of Willow Grove Bancorp.

        Although the above-described employment agreements could increase the cost of any acquisition of control of Willow Grove Bancorp, our management does not believe that the terms thereof would have a significant anti-takeover effect. Willow Grove Bancorp and/or Willow Grove Bank may determine to enter into similar employment agreements with other officers in the future.

        On January 20, 2005, Willow Grove Bancorp and Willow Grove Bank entered into a Retirement and Severance Agreement with Frederick A. Marcell Jr., the former President and Chief Executive Officer of Willow Grove Bancorp and Willow Grove Bank. The Retirement and Severance Agreement terminated Mr. Marcell's employment agreement with Willow Grove Bancorp and Willow Grove Bank, effective on August 31, 2005, upon Ms. Coughey's assumption of the duties of President and Chief Executive Officer. Mr. Marcell has agreed to provide certain consulting services through April 30, 2006. In consideration of such services under the Retirement and Severance Agreement, Mr. Marcell will receive a consulting fee, in the amount of $244,800 per annum, plus continued group life insurance and health and dental benefits from August 31, 2005 through April 30, 2006.

Benefit Plans

        Supplemental Executive Retirement Plan.    During the fiscal year ended June 30, 2005, we maintained a supplemental executive retirement plan in order to supplement the retirement benefits payable to Mr. Marcell pursuant to Willow Grove Bank's qualified plans. The supplemental executive retirement plan provides for payments of $100,000 per year for a period of ten years beginning at retirement. Pursuant to the terms of his retirement agreement, Mr. Marcell became fully vested in his benefits under the supplemental executive retirement plan but agreed to defer commencement of the payment of such benefits until March 2006. Willow Grove Bank accrued $99,000, $35,000 and $60,000 for each of the years ended June 30, 2005, 2004 and 2003, respectively, which included estimated costs for past service.

        Retirement Plan.    In connection with the merger with Chester Valley Bancorp on August 31, 2005, Willow Grove Bancorp assumed the First Financial Bank defined benefit pension plan, a noncontributory defined benefit plan, which was frozen effective as of August 31, 2005. Certain of our current executive officers who previously were employees of First Financial Bank are participants in the frozen First Financial Bank defined benefit pension plan.

        Equity Compensation Plan Information.    The following table provides information as of June 30, 2005 with respect to shares of common stock that may be issued under our existing equity compensation plans, which consist of the 1999 and 2002 Stock Option Plans and 1999 and 2002 Recognition and Retention Plans, all of which were approved by our shareholders.

        The table does not include information with respect to shares of common stock subject to outstanding options granted under equity compensation plans assumed by us in connection with the acquisition of Chester Valley Bancorp on August 31, 2005, which originally granted these options. Note 2 to the table sets forth the total number of shares of common stock issuable upon the exercise of assumed options as of August 31, 2005 and the weighted average exercise price of those options. No additional options may be granted under those assumed plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	926,746	(1)	$10.25	(1)	205,576
Equity compensation plans not approved by security holders	—		—		—

Total	926,746		$10.25		205,576

(1)
Includes 132,431 shares subject to restricted stock grants which were not vested as of June 30, 2005. The weighted-average exercise price excludes such restricted stock grants.

(2)
The table does not include information for equity compensation plans assumed by us in connection with the acquisition of Chester Valley Bancorp which originally established those plans. As of August 31, 2005, a total of 374,793 shares of Common Stock were issuable upon exercise of outstanding options under those assumed plans and the weighted average exercise price of those outstanding options was $10.33 per share. No additional options may be granted under any assumed plans.

        Under the provisions of the 1999 and 2002 Stock Option Plans and the 1999 and 2002 Recognition and Retention Plans, non-employee directors were limited to an aggregate of 30% of the awards available under such plans. No additional awards may be made to non-employee directors under the existing plans.

Indebtedness of Management and Related Party Transactions

        In accordance with applicable federal laws and regulations, Willow Grove Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors establishes the policies for the compensation for senior management and staff of Willow Grove Bancorp, Inc. and Willow Grove Bank to promote recruiting and retaining the best qualified management, developing and implementing methods to motivate executives, rewarding management for exemplary performance, and ensuring that the compensation of senior management is aligned with Willow Grove Bancorp's objective of enhancing shareholder value.

        The Committee utilizes a salary administration program that covers senior management and all other employees of Willow Grove Bancorp and Willow Grove Bank. The program identifies each job position, includes a description of the position and ranks such position relative to other positions at Willow Grove Bancorp and Willow Grove Bank The program includes salary survey information based on institutions reporting information both from within and outside of our market area and based on general industry data. The program then establishes our salary ranges by employment position based upon internal rankings and our review of relevant salary surveys.

Executive Salary Compensation

        The Compensation Committee of the Board of Directors has the primary responsibility for establishing compensation for Willow Grove Bancorp's President/CEO, Willow Grove Bancorp's other executive officers named in the Summary Compensation Table included in this proxy statement (the "named executive officers") and the other members of the senior management team. Based upon its work during the year, the committee recommends new salary levels to the full Board of Directors, excluding Mr. Marcell, and such recommend levels are then acted upon. In formulating its recommendations to the full Board concerning the compensation of Willow Grove Bancorp's President/CEO, the other named executive officers and other members of senior management, the Compensation Committee considers certain factors including, but not limited to, the overall performance of Willow Bancorp during the most recent fiscal year based on factors such as total return to shareholders and selected performance ratios for Willow Grove Bancorp such as return on shareholders' equity. In addition, the Committee assesses the subject officer's individual contribution in area such as market share, asset quality and efficiency ratio and Willow Grove Bank's ratings with Federal regulators. The Committee also considers compensation paid by competing financial institutions as outlined in the Salary Administration Program. Finally, when considering compensation of the President/CEO, the Committee assesses overall management effectiveness and leadership as well as involvement in matters outside Willow Grove Bancorp and Willow Grove Bank which enhance our corporate standing such as community development efforts and participation in various professional organizations and charitable endeavors.

        For the fiscal year ended June 30, 2005 Mr. Marcell's salary totaled $244,800. Mr. Marcell's salary was not increased over the amount that was in effect as of June 30, 2004. In August 2004, Mr. Marcell announced his plans to take early retirement during the fiscal year ending June 30, 2005. In light of Mr. Marcell's planned retirement, the Compensation Committee did not increase Mr. Marcell's base salary for fiscal 2005. The Board of Directors began a search for Mr. Marcell's successor and the Compensation Committee began formulating a severance package designed to ensure Mr. Marcell's continued engagement during the transaction and recognize his past contributions to the Company. As the Company commenced discussions with Chester Valley Bancorp regarding acquisition and the retention of Donna M. Coughey as Mr. Marcell's successor, the Compensation Committee negotiated a Retirement and Severance Agreement with Mr. Marcell, which was entered into concurrently with the execution of the agreement and plan of merger with Chester Valley Bancorp, providing that Mr. Marcell would continue to serve as President until the merger was completed and, thereafter, would provide transitional consulting services to the Company. Under the terms of Mr. Marcell's Retirement and Severance Agreement, he continues to receive his base salary and health and dental benefits through April 2006. The Compensation Committee determined that the provisions of Mr. Marcell's Retirement and Severance Agreement (which was approved by the full Board excluding Mr. Marcell) were appropriate given Mr. Marcell's efforts with respect to the merger negotiations, the execution of the merger and the anticipated post-merger services to be provided by Mr. Marcell.

        With respect to the named executive officers other than the President/CEO, the Committee considered performance evaluations prepared by the President/CEO, evaluated their performance based on the officer's interaction with the Board of Directors, and measured their standing in the relevant salary range as defined by the Salary Administration Program. For fiscal 2005, the Committee recommended and the Board approved salaries for the named executive officers other than the President/CEO and members of senior management that were between the mid-point to the upper two-thirds of the relevant salary ranges as outlined in the Salary Administration Program.

Executive Incentive Compensation

        The Company currently maintains an incentive compensation plan covering directors, the President/CEO, the other named executive officers and certain other officers. Incentive compensation is determined by the Compensation Committee and the full Board based upon a review of certain quantitative and qualitative formulas which are set forth in the in the incentive compensation plan and are designed to measure Willow Grove Bancorp's performance with respect to specified regulatory and audit standards, goals for returns on equity, efficiency ratios, and asset quality standards. Quantitative comparison to peer performance is measured and factored into the incentive compensation formula. The incentive compensation plan also provides for a discretionary incentive amount for the President/CEO and senior management which are expressed as a percentage of base salary. The maximum discretionary portion of the incentive plan for the President/CEO is 2.5% and for senior management 5% of base salary. During fiscal year 2005, the President/CEO and other named executive officers were eligible for an incentive bonus based upon Willow Grove Bancorp's performance in fiscal 2005 and other factors. Based upon its review of Willow Grove Bancorp's performance and the provisions of the incentive plan, the Committee recommended and the Board approved an incentive bonus of $59,949, or 24.8% of base salary, to the President/CEO for fiscal 2005, and incentive bonuses to the other named executive officers amounting to 21.4% of base salary (which amounts were paid in fiscal 2006). For fiscal 2004, the Compensation Committee recommended, and the Board approved, an incentive bonus of $21,436, or 9% of base salary, to the President/CEO and incentive bonuses for the other named executive officers of 7% of base salary (which amounts were paid in fiscal 2005).

        The Compensation Committee met four times during the fiscal year ended June 30, 2005.

        No members of the Compensation Committee were considered insider/employees, nor were there interlocking relationships or relationships with Willow Grove Bancorp requiring disclosure. All Compensation Committee recommendations and issues regarding executive compensation were submitted to the full Board of Directors for approval; however, Mr. Marcell did not participate in the consideration of his compensation.

William W. Langan Compensation Committee Chair
Lewis W. Hull A. Brent O'Brien

PERFORMANCE GRAPH

        The following graph demonstrates comparison of the cumulative total returns for the common stock of Willow Grove Bancorp, the NASDAQ Composite Index and the SNL Securities Thrift Index for the periods indicated. The graph includes adjustments to reflect the reorganization we completed on April 3, 2002 and assumes that an investor originally purchased shares of our predecessor mid-tier company on June 30, 2000 and exchanged his or her shares in April 2002 pursuant to the exchange ratio for our second step conversion. The graph below represents $100 invested in our common stock at its closing price on June 30, 2000. The cumulative total returns include the payment of dividends by Willow Grove Bancorp.

	Period Ending
Index
	6/30/00	06/30/01	06/30/02	06/30/03	06/30/04	06/30/05
Willow Grove Bancorp, Inc.	$100.00	$128.45	$285.49	$423.36	$407.33	$383.92
NASDAQ Composite	100.00	54.29	36.99	41.07	51.76	52.32
SNL Thrift Index	100.00	173.12	205.18	237.35	276.95	312.25

*
Source: SNL Financial LC

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth as of September 27, 2005, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Willow Grove Bancorp, (iii) certain executive officers of Willow Grove Bancorp; and (iv) all directors and executive officers of Willow Grove Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of September 27, 2005(1)		Percent of Common Stock(2)
Willow Grove Bank 401(k)/Employee Stock Ownership Plan Trust Welsh & Norristown Roads Maple Glen, Pennsylvania 19002	1,163,546	(3)	7.9%
Private Capital Management, L.P. 8889 Pelican Bay Boulevard Naples, Florida 34108	938,290	(4)	6.4
Directors:
Donna M. Coughey	70,828	(5)(6)(24)	*
John J. Cunningham, III, Esq.	46,849	(5)(24)	*
Gerard F. Griesser	23,888	(5)(7)(24)	*
Lewis W. Hull	66,440	(5)(8)	*
Charles F. Kremp, 3rd	115,888	(5)	*
William W. Langan	102,479	(5)(9)	*
Rosemary C. Loring, Esq.	77,174	(5)(10)	*
Frederick A. Marcell Jr.	248,539	(5)(11)(12)	1.7
Robert J. McCormack	1,245	(13)	*
James E. McErlane, Esq.	550,486	(5)(14)(24)	3.7
A. Brent O'Brien	61,875	(5)(15)	*
Samuel H. Ramsey, III	118,142	(5)(16)	*
Thomas J. Sukay	5,000		*
Emory S. Todd, Jr., CPA	59,012	(5)(17)(24)	*
William B. Weihenmayer	105,615	(5)(18)	*
Madeleine Wing-Adler, Ph.D.	5,720	(5)	*
William M. Wright	70,594	(5)(24)	*
Other Named Executive Officers:
Jerome P. Arrison	47,440	(5)(19)	*
Ammon J. Baus	6,376	(5)(20)	*
Christopher E. Bell	104,178	(5)(12)(21)	*
John T. Powers	113,126	(5)(12)(22)	*
All Directors and Executive Officers as a group (26 persons)	2,143,157	(5)(23)(24)	13.9%

(Footnotes on following page)

(Footnotes continued)

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)
The Willow Grove Bank 401(k)/ESOP trust was established pursuant to the Willow Grove Bank 401(k)/ESOP by an agreement between Willow Grove Bank and Messrs. Marcell, Bell and Powers who act as trustees of the plan. As of December 31, 2004, 469,138 shares held in the trust had been allocated to the accounts of participating employees. Under the terms of the 401(k)/ESOP, the plan trustees vote all allocated shares in accordance with the instructions of the participating employees. Any unallocated shares are generally required to be voted by the plan trustee in the same ratio on any matter as to those shares for which instructions are given by the participant's under the employee stock ownership plan provisions.

(4)
Based on a Schedule 13G/A, dated February 14, 2005, filed by Private Capital Management, L.P. ("PCM"), a registered investment adviser, Bruce S. Sherman and Gregg J. Powers, chief executive officer and president of PCM, respectively, PCM and Messrs. Sherman and Powers exercise in these capacities shared voting power and shared dispositive power with respect to the 938,290 shares of Common Stock held by PCM's clients and managed by PCM.

(5)
Includes options to acquire shares of Willow Grove Bancorp's common stock that are exercisable on April 21, 2005, or within 60 days thereafter, and shares over which the directors or officers have voting power which have been granted pursuant to the 1999 and 2002 Recognition and Retention Plans and are held in the associated trust, as follows:

Name	Number of Shares Underlying Options	Number of Shares Held in Recognition Plan Trust
Directors:
Donna M. Coughey	20,064	—
John J. Cunningham, III, Esq.	37,573	—
Lewis W. Hull	16,828	7,698
Charles F. Kremp, 3rd	28,245	7,698
William W. Langan	52,958	9,000
Rosemary C. Loring, Esq.	32,746	7,698
Frederick A. Marcell Jr.	88,095	24,000
James E. McErlane, Esq.	37,573	—
A. Brent O'Brien	33,628	7,698
Samuel H. Ramsey, III	31,834	7,698
Emory S. Todd, Jr., CPA	22,051	—
William B. Weihenmayer	17,330	7,698
Madeleine Wing-Adler, Ph.D.	5,720	—
William M. Wright	33,487	—
Named Executive Officers:
Jerome P. Arrison	24,980	10,215
Ammon J. Baus	5,000	—
Christopher E. Bell	33,824	16,328
John T. Powers	46,546	12,000
All Directors and Executive Officers as a group (26 persons)	649,939	117,731

(Footnotes continued on next page)

(Footnotes continued)

(6)
Includes 1,800 shares held by Ms. Coughey's spouse, 13,746 shares held in Ms. Coughey's individual retirement account and 2,046 shares allocated to Ms. Coughey's account in the Chester Valley Bancorp employee stock ownership plan.

(7)
Includes 171 shares held by Mr. Griesser's spouse and 2,176 shares held in Mr. Griesser's retirement plan.

(8)
Includes 32,803 shares held jointly with Mr. Hull's son.

(9)
Includes 24,202 shares held in trust for Mr. Langan's spouse over which Mr. Langan disclaims beneficial ownership and 16,319 shares held in revocable trust of which Mr. Langan serves as trustee.

(10)
Includes 11,500 shares held by Ms. Loring's spouse and 20,100 shares held in Ms. Loring's individual retirement account.

(11)
Includes 82,209 shares held in Mr. Marcell's accounts in Willow Grove Bank's 401(k)/ESOP, 684 shares held by Mr. Marcell's spouse in her IRA account over which Mr. Marcell disclaims beneficial ownership and 33,596 shares held in the Willow Grove Bancorp Deferred Compensation Plan, over which Mr. Marcell disclaims beneficial ownership, except to the extent of his personal pecuniary interest therein.

(12)
Excludes shares held in the 401(k)/ESOP other than the 82,209, 20,671 and 26,723 shares allocated to the individual accounts of Messrs. Marcell, Bell and Powers, respectively. Messrs. Marcell, Bell and Powers, as trustees of the 401(k)/ESOP, vote all shares of Willow Grove Bancorp common stock held in the plan trust. The trustees must vote allocated shares in accordance with the instructions of the participating employees. The trustees disclaim beneficial ownership of shares held in the 401(k)/ESOP over which they share voting and dispositive power.

(13)
Includes 450 shares held jointly with Mr. McCormack's spouse and 795 shares held in Mr. McCormack's individual retirement account.

(14)
Includes 201,118 shares held in a trust of which Mr. McErlane is a co-trustee with shared voting and investment power; 164,518 shares held by Mr. McErlane and his spouse as tenants by the entireties with right of survivorship; 119,783 shares held in the Lamb, Windle & McErlane Pension Fund for the benefit of Mr. McErlane and 2,075 shares held in Mr. McErlane's individual retirement account.

(15)
Includes 2,245 shares held by Mr. O'Brien's spouse.

(16)
Includes 17,485 shares held in a trust for which Mr. Ramsey is a beneficiary and 9,567 shares held in the Willow Grove Bancorp Deferred Compensation Plan, over which Mr. Ramsey disclaims beneficial ownership, except to the extent of his personal pecuniary interest therein.

(17)
Includes 3,832 shares held in Mr. Todd's individual retirement account.

(18)
Includes 30,416 shares held by Mr. Weihenmayer's spouse, 5,000 shares held by Mr. Weihenmayer's son over which Mr. Weihenmayer disclaims beneficial ownership and 9,567 shares held in the Willow Grove Bancorp Deferred Compensation Plan, over which Mr. Weihenmayer disclaims beneficial ownership, except to the extent of his personal primary interest therein.

(19)
Includes 7,207 shares held in Mr. Arrison's accounts in Willow Grove Bank's 401(k)/ESOP.

(20)
Includes 1,376 shares held in Mr. Baus's accounts in Willow Grove Bank's 401(k)/ESOP.

(21)
Includes 4,104 shares held jointly with Mr. Bell's spouse, 466 shares held by Mr. Bell's spouse, 20,671 shares held in Mr. Bell's accounts in Willow Grove Bank's 401(k)/ESOP, 6,727 shares in Mr. Bell's individual retirement account and 8,294 shares held in the Willow Grove Bancorp Deferred Compensation Plan, over which Mr. Bell disclaims beneficial ownership, except to the extent of his personal pecuniary interest therein.

(22)
Includes 27,507 shares held jointly with Mr. Powers' spouse, 349 shares held by Mr. Powers' children and 26,723 shares held in Mr. Powers' accounts in Willow Grove Bank's 401(k)/ESOP.

(23)
The amount of common stock beneficially owned by all directors and executive officers as a group does not include the unallocated shares held in the ESOP trust.

(24)
Includes estimates of certain shares received upon the merger of Chester Valley Bancorp into Willow Grove Bancorp which are subject to change upon notice from broker-dealers and other nominee holders as to the results of the allocation, election and proration procedures with respect to shares beneficially owned but held in "street-name."

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Willow Grove Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Willow Grove Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

        Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2005, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934. However, we determined that Ammon Baus never filed a Form 3, which was due when he became an executive officer in March 2003, and he recently filed such Form 3.

PROPOSAL TO ADOPT THE 2005 RECOGNITION AND RETENTION PLAN AND
TRUST AGREEMENT (PROPOSAL TWO)

General

        On September 27, 2005, the Board of Directors adopted the 2005 Recognition and Retention Plan and Trust Agreement subject to approval by our shareholders. Officers, employees and non-employee directors of Willow Grove Bancorp and Willow Grove Bank who are selected by our Board of Directors or the Compensation Committee of the Board will be eligible to receive benefits under the 2005 Recognition Plan. If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the Compensation Committee or the Board of Directors.

Description of the 2005 Recognition Plan

        The following description of the 2005 Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the full text of the 2005 Recognition Plan attached to this proxy statement as Appendix A.

        Purpose.    Currently, we maintain a directors' retirement plan, which provides retirement income to non-employee directors for a ten-year period after they retire, and a directors' and officers' incentive compensation plan, which pays cash bonuses to directors and officers. Upon shareholder approval of the 2005 Recognition Plan, we intend to terminate those two cash-based compensation plans. This is intended to more closely align the interests of our directors with the interests of our shareholders and provide them with additional incentive to contribute to our future success. We intend to replace the amounts that our directors would have received under the directors' retirement plan and the incentive compensation plan with grants of restricted stock awards under the 2005 Recognition Plan. We expect to implement a new performance based cash incentive plan which will be available to officers and other employees but not to our non-employee directors.

        Administration.    The Compensation Committee of the Board of Directors of Willow Grove Bancorp will administer the 2005 Recognition Plan. The Compensation Committee currently is comprised of Messrs. Hull, Langan, Griesser, Cunningham and O'Brien, who is chairman. The initial trustees of the 2005 Recognition Plan will be Ms. Coughey and Messrs. Crowley and Powers.

        Number of Shares Covered by the 2005 Recognition Plan.    Upon shareholder approval of the 2005 Recognition Plan, Willow Grove Bancorp will contribute sufficient funds to the trust established by the 2005 Recognition Plan so that the trust can purchase 350,000 shares of common stock. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although we reserve the right to issue previously unissued shares or treasury shares to the 2005 Recognition Plan. The issuance of new shares by Willow Grove Bancorp would be dilutive to the voting rights of existing shareholders and to our book value per share and earnings per share.

        Grants.    Shares of common stock granted pursuant to the 2005 Recognition Plan will be in the form of restricted stock generally vesting and payable over a three-year period at a rate of one-third per year, beginning one year from the anniversary date of the grant. Until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the trust. Awarded but unvested shares will be voted in the discretion of the trustees of the 2005 Recognition Plan. In addition, any cash dividends or stock dividends declared with respect to unvested share awards will be held by the trust for the benefit of the recipients of such plan share awards and such dividends, including any interest thereon, generally will be paid out proportionately by the trust to the recipients thereof as soon as practicable after the plan share awards become earned.

        If a recipient terminates employment or service with Willow Grove Bancorp for reasons other than retirement, death or disability, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with Willow Grove Bancorp or any subsidiary terminates due to retirement, death or disability shall be deemed earned as of the recipient's last day of employment or service with Willow Grove Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter. In the event of a change in control of Willow Grove Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

        Federal Income Tax Consequences.    Pursuant to Section 83 of the Internal Revenue Code, recipients of 2005 Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest. Willow Grove Bancorp will be entitled to deduct as compensation expense for tax purposes the same amounts recognized as income by recipients of 2005 Recognition Plan awards in the year in which such amounts are included in income.

        The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

        Accounting Treatment.    Willow Grove Bancorp will recognize a compensation expense as shares of common stock granted pursuant to the 2005 Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes.

        Shareholder Approval.    No awards will be granted under the 2005 Recognition Plan unless the 2005 Recognition Plan is approved by our shareholders. Shareholder approval of the 2005 Recognition Plan will also satisfy The Nasdaq Stock Market® listing requirements.

        Shares to be Granted.    The Board of Directors of Willow Grove Bancorp adopted the 2005 Recognition Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of Willow Grove Bancorp and Willow Grove Bank. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the 2005 Recognition Plan. Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the 2005 Recognition Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the
2005 Recognition and Retention Plan and Trust Agreement.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL THREE)

        The Audit Committee of the Board of Directors of Willow Grove Bancorp has appointed KPMG LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending June 30, 2006, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

        We have been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with Willow Grove Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. KPMG LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

        In determining whether to appoint KPMG LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by KPMG LLP is compatible with maintaining their independence. In addition to performing auditing services as well as reviewing our public filings, our independent registered public accounting firm performed tax-related services, including the completion of our corporate tax returns, in fiscal 2005. The Audit Committee believes that KPMG LLP's performance of these other services is compatible with maintaining the independent registered public accounting firm's independence.

The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006.

Audit Fees

        The following table sets forth the aggregate fees paid by us to KPMG LLP for professional services rendered by KPMG LLP in connection with the audit of Willow Grove Bancorp's consolidated financial statements for fiscal 2005 and 2004, as well as the fees paid by us to KPMG LLP for audit-related services, tax services and all other services rendered by KPMG LLP to us during fiscal 2005 and 2004.

	Year Ended June 30,
	2005	2004
Audit fees (1)	$530,558	$148,900
Audit-related fees (2)	21,336	75,264
Tax fees (3)	44,875	27,750
All other fees	—	—

Total	$596,769	$251,914

(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)
Audit-related fees primarily consist of fees incurred in connection with the provision of due diligence services, audits of the financial statements of our employee benefit plans and agreed-upon procedures performed in connection with student loans.

(3)
Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

        The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Willow Grove Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee. On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.

        Each new engagement of KPMG LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

REPORT OF THE AUDIT COMMITTEE

        The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Willow Grove Bank and Willow Grove Bancorp, Inc. pursuant to federal regulatory requirements, meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

        The Audit Committee has reviewed and discussed Willow Grove Bancorp's audited financial statements with management. The Audit Committee has discussed with Willow Grove Bancorp's independent registered public accounting firm, KPMG LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with KPMG LLP, the independent auditor's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Willow Grove Bancorp's Annual Report on Form 10-K for fiscal year 2005 for filing with the Securities and Exchange Commission.

Samuel H. Ramsey, III Audit Committee Chairman Robert J. McCormack Thomas J. Sukay Emory S. Todd, Jr., CPA Madeleine Wing-Adler, Ph.D.

SHAREHOLDER PROPOSALS, NOMINATIONS AND
COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Shareholder Proposals.    Any proposal which a shareholder wishes to have included in the proxy materials of Willow Grove Bancorp relating to the next annual meeting of shareholders of Willow Grove Bancorp, which is scheduled to be held in November 2006, must be received at the principal executive offices of Willow Grove Bancorp, Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002, Attention: Christopher E. Bell, Corporate Secretary, no later than June 7, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

        Shareholder proposals which are not submitted for inclusion in Willow Grove Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Willow Grove Bancorp's Bylaws. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by June 7, 2006. The notice must include the information required by Section 2.10 of our Bylaws.

        Shareholder Nominations.    Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Section 3.12 of our Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders or, in the case of this annual meeting, by June 10, 2005.

        Other Shareholder Communications.    Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Willow Grove Bancorp, Inc., c/o Christopher E. Bell, Corporate Secretary, at Welsh and Norristown Roads, Maple Glen, Pennsylvania 19002. Mr. Bell will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

        A copy of Willow Grove Bancorp's Annual Report on Form 10-K for the year ended June 30, 2005 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

        Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Mr. Christopher E. Bell, Corporate Secretary, Willow Grove Bancorp, Inc., Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002.

OTHER MATTERS

        Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The cost of the solicitation of proxies will be borne by Willow Grove Bancorp. Willow Grove Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Willow Grove Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Willow Grove Bancorp may solicit proxies personally or by telephone without additional compensation.

Appendix A

WILLOW GROVE BANCORP, INC.

2005 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

        1.01    Willow Grove Bancorp, Inc. (the "Corporation") hereby establishes the 2005 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 2005 Recognition and Retention Plan and Trust Agreement (the "Agreement").

        1.02    The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

        The purpose of the Plan is (i) to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future,and (ii) replace certain cash based benefit plans previously provided by the Corporation to Officers and Non-Employee Directors. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III
DEFINITIONS

        The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

        3.01    "Advisory Director"    means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or the successors thereto.

        3.02    "Bank"    means Willow Grove Bank, the wholly owned subsidiary of the Corporation.

        3.03    "Beneficiary"    means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his or her estate.

        3.04    "Board"    means the Board of Directors of the Corporation.

        3.05    "Change in Control"    shall mean a change in the ownership of the Corporation, a change in the effective control of the Corporation or a change in the ownership of a substantial portion of the assets of the Corporation as provided under Section 409A of the Code, as amended from time to time, and any Internal Revenue Service guidance, including Notice 2005-1, and regulations issued in connection with Section 409A of the Code.

        3.06    "Code"    means the Internal Revenue Code of 1986, as amended.

        3.07    "Committee"    means the committee appointed by the Board pursuant to Article IV hereof.

        3.08    "Common Stock"    means shares of the common stock, $0.01 par value per share, of the Corporation.

        3.09    "Director"    means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

        3.10    "Disability"    means the Recipient (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Corporation or the Bank.

        3.11    "Effective Date"    means the day upon which the Board adopts this Plan.

        3.12    "Employee"    means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

        3.13    "Employer Group"    means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

        3.14    "Exchange Act"    means the Securities Exchange Act of 1934, as amended.

        3.15    "Non-Employee Director"    means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

        3.16    "Officer"    means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

        3.17    "Plan Shares" or "Shares"    means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

        3.18    "Plan Share Award" or "Award"    means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof.

        3.19    "Recipient"    means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

        3.20    "Retirement"    means:

  (a)
  A voluntary termination of employment after the later of (i) the one-year anniversary of the date a Plan Share Award is granted or (ii) reaching 65 years of age; provided, however, that the provisions of this subsection (a) will not apply as long as a Recipient continues to serve as a Non-Employee Director.

  (b)
  With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including service as an Advisory Director to the Corporation or any Subsidiary Company)

    after the later of (i) the one-year anniversary of the date a Plan Share Award is granted or (ii) reaching 62 years of age.

        3.21    "Subsidiary Companies"    means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

        3.22    "Trustee"    means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV
ADMINISTRATION OF THE PLAN

        4.01    Duties of the Committee.    The Plan shall be administered and interpreted by the Committee, which shall consist of the Compensation Committee of the Board or, if there is no Compensation Committee, two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. Each member of the Committee shall be an "independent director" as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

        4.02    Role of the Board.    The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

        4.03    Revocation for Misconduct.    Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Articles of Incorporation or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

        4.04    Limitation on Liability.    No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

        4.05    Compliance with Laws and Regulations.    All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

        4.06    Restrictions on Transfer.    The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

ARTICLE V
CONTRIBUTIONS

        5.01    Amount and Timing of Contributions.    The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

        5.02    Investment of Trust Assets; Number of Plan Shares.    Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 350,000 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan (subject to adjustment in the event of, and consistent with, any adjustments pursuant to Section 10.01 hereof).

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

        6.01    Awards.    Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him or her.

        6.02    Form of Allocation.    As promptly as practicable after a determination pursuant to Section 6.01 that a Plan Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient (except that Plan Shares covered by the Award shall not be issued or transferred to a Recipient earlier than the date upon which Plan Shares are earned and vested). The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

        6.03    Allocations Not Required to any Specific Employee or Non-Employee Director.    No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII
EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

        7.01    Earning Plan Shares; Forfeitures.

  (a)
  General Rules.    Subject to the terms hereof, Plan Share Awards shall become vested and earned by a Recipient at a rate no more rapid than one-third (33?%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with the actual vesting rate to be determined by the Committee. If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

  (b)
  Exception for Terminations Due to Retirement, Death, Disability or Change in Control.    Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to Retirement, death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

        7.02    Distribution of Dividends.    Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as the Plan Share Award becomes earned (except as otherwise may be required by Section 409A of the Code).

        7.03    Distribution of Plan Shares.

  (a)
  Timing of Distributions:    General Rule. Except as set forth below and subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned. Notwithstanding anything in the Plan to the contrary, in the case of a "key employee" of the Corporation, any such distributions made on account of separation from service (including Retirement but excluding death, disability and Change in Control) may not be made earlier than six months after the date of the separation (or, if earlier, upon the death of the Employee). For this purpose, a "key employee" is a key employee as defined in Section 416(i) of the Code.

  (b)
  Form of Distributions.    All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash or by check.

  (c)
  Withholding.    The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

  (d)
  Restrictions on Selling of Plan Shares.    Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

        7.04    Voting of Plan Shares.    All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion.

        7.05    Nontransferable.    Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII
TRUST

        8.01    Trust.    The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

        8.02    Management of Trust.    It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

        (a)   To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

        (b)   To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

        (c)   To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

        (d)   To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

        (e)   To employ brokers, agents, custodians, consultants and accountants.

        (f)    To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

        (g)   To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

        Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

        8.03    Records and Accounts.    The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

        8.04    Expenses.    All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

        8.05    Indemnification.    Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

ARTICLE IX
DEFERRED PAYMENTS

        9.01    Deferral of Plan Shares.    Notwithstanding any other provision of this Plan, any Recipient may elect, with the approval of the Committee and consistent with any rules, regulations and deferred compensation plans established by the Board, to defer beyond the scheduled vesting date the receipt of Plan Shares granted hereunder.

        9.02    Timing of Election.    The election to defer the delivery of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Shares (or by such earlier date as may be required by Section 409A of the Code). Deferrals of eligible Plan Shares shall only be allowed for Plan Share Awards for which all applicable restrictions lapse while the Recipient is in active service with the

Corporation or one of the Subsidiary Companies. Any election to defer the proceeds from an eligible Plan Share Award shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director. In the event receipt of any Plan Shares are deferred pursuant hereto, any distribution from the deferred compensation plans or arrangements established hereby with respect to such deferred Plan Shares shall be only in shares of Common Stock.

        9.03    Section 83(b) Election.    No election under Section 83(b) of the Code may be made with respect to the grant of any Plan Share Award under this Plan.

ARTICLE X
MISCELLANEOUS

        10.01    Adjustments for Capital Changes.    The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

        10.02    Amendment and Termination of Plan.    The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein. Notwithstanding any other provision of the Plan to the contrary, in the event that the Board determines, after a review of Section 409A of the Code and all applicable Internal Revenue Service guidance, that the Plan or any provision thereof or any Plan Share Award is subject to Section 409A of the Code, the Board may amend the Plan or the Plan Share Award to make any changes required for it to comply with Section 409A of the Code, in each case without the consent of any Recipient.

        10.03    Employment or Service Rights.    Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

        10.04    Voting and Dividend Rights.    No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Section 7.02 above, prior to the time said Plan Shares are actually earned and distributed to him.

        10.05    Governing Law.    To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

        10.06    Effective Date.    This Plan shall be effective as of the Effective Date. Any Awards granted hereunder prior to the date this Plan is approved by the shareholders of the Corporation shall be contingent upon the receipt of such shareholder approval.

        10.07    Term of Plan.    This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

        10.08    Tax Status of Trust.    It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

        IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 27th day of September, 2005.

WILLOW GROVE BANCORP, INC.		TRUSTEES:
By:	/s/ DONNA M. COUGHEY Donna M. Coughey President and Chief Executive Officer	/s/ DONNA M. COUGHEY Donna M. Coughey President and Chief Executive Officer
/s/ JOSEPH T. CROWLEY Joseph T. Crowley
/s/ JOHN T. POWERS John T. Powers

Appendix B

WILLOW GROVE BANCORP, INC.
WILLOW GROVE BANK

AUDIT COMMITTEE CHARTER

(Amended and Restated as of September 27, 2005)

I. Audit Committee Purpose

        The Audit Committee (the "Committee") of Willow Grove Bancorp, Inc. (the "Company") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

  •
  Appoint and oversee the Company's independent auditors in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 and Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act").

  •
  Monitor the integrity of the Company's financial reporting processes and systems of internal controls regarding finance, accounting, legal, and regulatory compliance.

  •
  Monitor the qualifications, independence, and performance of the Company's independent auditors.

  •
  Provide an avenue of communication among the independent auditors, management, and the Board of Directors and with respect to any complaints relating to accounting, internal controls or auditing matters and the confidential anonymous submission by employees regarding questionable accounting or auditing matters.

The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary to carry out its duties.

II. Committee Membership and Meetings

        The Committee shall consist of a minimum of three independent directors as such independence is defined for Committee members by the NASDAQ's listing standards and the Exchange Act and the rules thereunder.

        All members of the Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities including the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

III. Committee Duties and Responsibilities

        The Committee shall meet at least four times per year or more frequently as deemed necessary; the Committee shall review the Audit Charter on an annual basis and have the Charter appended to the Company's proxy materials at least every three years in accordance with regulations of the Securities and Exchange Commission ("SEC"). The Committee should meet privately in executive session at least annually with management, the internal auditor, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee, or at least its Chairman, should communicate with management and the independent auditors no less than quarterly to review the Company's financial statements and

B-1

significant findings based upon the auditor's limited review procedures. The Chairman or another member of the Committee selected thereby should review the Company's earnings releases with management and the independent auditors prior to their release.

        The Committee shall have the following additional responsibilities with respect to the Company and its consolidated subsidiaries.

          1. Affirm an understanding with the outside auditors that they must report directly to the Committee and that the Committee has the ultimate authority and responsibility to select, retain, oversee and approve the compensation of the outside auditors.

          2. Meet with the independent auditors and financial management of the Company to review both the scope of the proposed annual audit and the procedures to be utilized, and at the conclusion of such audit, meet with independent auditors independently of management to discuss their comments and recommendations.

          3. Review and approve the internal audit function of the Company including (a) its purpose, independence, authority, and reporting obligations (b) the annual audit program, budget, and staffing, (c) presentation of internal audit's annual audit plan to external auditors for review and comment, (d) coordination of the audit plan with the independent auditor, (e) provide for periodic external reviews by a third party of internal audit department for effectiveness, and (f) the appointment, termination, and compensation of the internal audit staff.

          4. Approve, in advance, the provision by the independent auditor of all permissible audit and non-audit services (with the exception of certain de minimus non-audit services constituting not more than 5% of all auditing revenues paid during the fiscal year; not initially recognized to be non-audit; and promptly brought to the attention of the audit committee and approved prior to completion).

          5. If necessary to discharge the duties and responsibilities of the Committee, engage and determine funding for independent counsel and other advisers.

          6. Review the independent auditor's examination of the Company's (a) financial statements, (b) evaluation of the internal system of audit and financial controls, and (c) financial statements contained in the annual report to shareholders.

          7. Review with management, internal audit, and others that the Committee deems appropriate, the Company's internal system of audit and financial controls and the results of such audits.

          8. Review the Company's financial reporting process, its accounting standards and principles, and any significant changes to these standards and principles in their application.

          9. Review and resolve those matters pertaining to the integrity of management, including conflicts of interest and adherence to the standards of business conduct as required by the Company. Such review should include, when appropriate, meeting with management and General Counsel.

          10. Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the auditors the auditors' independence.

          11. Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors' independence.

          12. Establish procedures to receive, retain and respond to any complaints and concerns regarding the Company's accounting, internal accounting controls or auditing matters, including enabling employees to transmit concerns regarding questionable accounting or auditing matters by confidential, anonymous submission.

B-2

☒	Please Mark Votes As in This Example	WILLOW GROVE BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS	REVOCABLE PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILLOW GROVE BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2005 AND AT ANY ADJOURNMENT THEREOF.

        The undersigned hereby appoints the Board of Directors of Willow Grove Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Willow Grove Bancorp held of record by the undersigned on September 27, 2005 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club, located at 99 Station Avenue, North Hills, Pennsylvania on Wednesday, November 9, 2005, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.
The election as directors of all nominees listed
(except as marked to the contrary below):
☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

Nominees for three-year term expiring in 2008: Madeleine Wing-Adler, Ph.D., William W. Langan, Robert J. McCormack, A. Brent O'Brien, Samuel H. Ramsey, III and William M. Wright

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2.      PROPOSAL TO APPROVE THE 2005 Recognition and Retention Plan and Trust Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.      PROPOSAL TO RATIFY THE APPOINTMENT of KPMG LLP as Willow Grove Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

        The Board of Directors recommends that you vote "FOR" all of the nominees listed above, "FOR" the approval of the 2005 Recognition and Retention Plan and "FOR" the ratification of KPMG LLP.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF WILLOW GROVE BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE 2005 RECOGNITION AND RETENTION PLAN, FOR RATIFICATION OF WILLOW GROVE BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to sign and date in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

–        Detach above card, mark, sign, date and return using the enclosed envelope.        –

WILLOW GROVE BANCORP, INC.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

The above hereby acknowledges receipt from Willow Grove Bancorp, prior to the signing of this Proxy, of the Notice of Annual Meeting of Shareholders, Proxy Statement and the Willow Grove Bancorp's 2005 Annual Report to Shareholders.

Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

October 5, 2005

To:
Participants in Willow Grove Bank's 401(k)/Employee Stock Ownership Plan

Re:
Instructions for voting shares of Willow Grove Bancorp, Inc.

        As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Willow Grove Bancorp allocated to your accounts in the 401(k)/ESOP will be voted. You may receive one or two Voting Instruction Ballots depending on whether you have sub-accounts in both the ESOP and 401(k), including the former Money Purchase Plan portion of the 401(k)/ESOP.

        Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot(s). After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k)/ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot(s) in the envelope provided. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

        We urge each of you to vote, as a means of participating in the governance of the affairs of Willow Grove Bancorp. If your voting instructions are not received, the shares allocated to your 401(k)/ESOP accounts will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

        Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the 401(k)/ESOP. If you also own shares of Willow Grove Bancorp common stock outside of the 401(k)/ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

Sincerely,
/s/ Donna M. Coughey
Donna M. Coughey President and Chief Executive Officer

☒	Please Mark Votes As in This Example	401(k) VOTING INSTRUCTION BALLOT WILLOW GROVE BANCORP, INC.

        The undersigned hereby instructs the Trustees of the 401(k)/Employee Stock Ownership Plan of Willow Grove Bank to vote, as designated below, all the shares of common stock of Willow Grove Bancorp, Inc. allocated to my 401(k) and/or former Money Purchase Plan sub-accounts as of September 27, 2005 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 9, 2005, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.
ELECTION OF DIRECTORS FOR THREE-YEAR TERM
☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

Nominees for three-year term expiring in 2008: Madeleine Wing-Adler, Ph.D., William W. Langan, Robert J. McCormack, A. Brent O'Brien, Samuel H. Ramsey, III and William M. Wright

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2.      PROPOSAL TO APPROVE THE 2005 Recognition and Retention Plan and Trust Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.      PROPOSAL TO RATIFY THE APPOINTMENT of KPMG LLP as Willow Grove Bancorp's independent registered pubic accounting firm for the fiscal year ending June 30, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.      In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

        Willow Grove Bancorp's Board of Directors recommends that you vote FOR the Board's nominees for director, FOR the 2005 Recognition and Retention Plan and FOR the ratification of KPMG LLP. Such votes are hereby solicited by Willow Grove Bancorp's Board of Directors.

        If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director, for the 2005 Recognition and Retention Plan and for the ratification of KPMG LLP.

Please be sure to sign and date in the box below.	Date

Participant sign above

–        Detach above card, sign, date and mail in postage paid envelope provided.        –

WILLOW GROVE BANCORP, INC.

PLEASE MARK, SIGN, DATE AND RETURN
401(k) VOTING INSTRUCTION BALLOT PROMPTLY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

☒	Please Mark Votes As in This Example	ESOP VOTING INSTRUCTION BALLOT WILLOW GROVE BANCORP, INC.

        The undersigned hereby instructs the Trustees of the 401(k)/Employee Stock Ownership Plan of Willow Grove Bank to vote, as designated below, all the shares of common stock of Willow Grove Bancorp, Inc. allocated to my ESOP sub-account as of September 27, 2005 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 9, 2005, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.
ELECTION OF DIRECTORS FOR THREE-YEAR TERM
☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

Nominees for three-year term expiring in 2008: Madeleine Wing-Adler, Ph.D., William W. Langan, Robert J. McCormack, A. Brent O'Brien, Samuel H. Ramsey, III and William M. Wright

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2.      PROPOSAL TO APPROVE THE 2005 Recognition and Retention Plan and Trust Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.      PROPOSAL TO RATIFY THE APPOINTMENT of KPMG LLP as Willow Grove Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.      In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

        Willow Grove Bancorp's Board of Directors recommends that you vote FOR the Board's nominees for director, FOR the 2005 Recognition and Retention Plan and FOR the ratification of KPMG LLP. Such votes are hereby solicited by Willow Grove Bancorp's Board of Directors.

        If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director, for the 2005 Recognition and Retention Plan and for the ratification of KPMG LLP.

Please be sure to sign and date in the box below.	Date

Participant sign above

–        Detach above card, sign, date and mail in postage paid envelope provided.        –

WILLOW GROVE BANCORP, INC.

PLEASE MARK, SIGN, DATE AND RETURN ESOP VOTING INSTRUCTION BALLOT PROMPTLY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

☒	Please Mark Votes As in This Example	RECOGNITION PLAN VOTING INSTRUCTION BALLOT WILLOW GROVE BANCORP, INC.

        The undersigned hereby instructs the Trustees of the 1999 and 2002 Recognition and Retention Plans ("Recognition Plans") of Willow Grove Bancorp, Inc. to vote, as designated below, all the shares of common stock of Willow Grove Bancorp granted pursuant to the Recognition Plans to the undersigned as of September 27, 2005 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Wednesday, November 9, 2005, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.
ELECTION OF DIRECTORS FOR THREE-YEAR TERM
☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

Nominees for three-year term expiring in 2008: Madeleine Wing-Adler, Ph.D., William W. Langan, Robert J. McCormack, A. Brent O'Brien, Samuel H. Ramsey, III and William M. Wright

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2.      PROPOSAL TO APPROVE THE 2005 Recognition and Retention Plan and Trust Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.      PROPOSAL TO RATIFY THE APPOINTMENT of KPMG LLP as Willow Grove Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.      In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

        Willow Grove Bancorp's Board of Directors recommends that you vote FOR the Board's nominees for director, FOR the 2005 Recognition and Retention Plan and FOR the ratification of KPMG LLP. Such votes are hereby solicited by Willow Grove Bancorp's Board of Directors.

        If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director, for the 2005 Recognition and Retention Plan and for the ratification of KPMG LLP.

Please be sure to sign and date in the box below.	Date

Participant sign above

–        Detach above card, sign, date and return to the administrator of the Recognition Plan.        –

WILLOW GROVE BANCORP, INC.

PLEASE MARK, SIGN, DATE AND RETURN
RECOGNITION PLAN VOTING INSTRUCTION BALLOT PROMPTLY

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TABLE OF CONTENTS
PROXY STATEMENT OF WILLOW GROVE BANCORP, INC.
ABOUT THE ANNUAL MEETING OF SHAREHOLDERS
INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
Nominees for Director for Three-Year Terms Expiring in 2008
The Board of Directors recommends that you vote FOR election of the nominees for director.
Directors Whose Terms Expire in 2006
Directors Whose Terms Expire in 2007
MANAGEMENT COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
PERFORMANCE GRAPH
BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL TO ADOPT THE 2005 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT (PROPOSAL TWO)
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL THREE)
The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006.
REPORT OF THE AUDIT COMMITTEE
SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS
ANNUAL REPORTS
OTHER MATTERS
WILLOW GROVE BANCORP, INC. 2005 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT ARTICLE I ESTABLISHMENT OF THE PLAN AND TRUST
ARTICLE II PURPOSE OF THE PLAN
ARTICLE III DEFINITIONS
ARTICLE IV ADMINISTRATION OF THE PLAN
ARTICLE V CONTRIBUTIONS
ARTICLE VI ELIGIBILITY; ALLOCATIONS
ARTICLE VII EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS
ARTICLE VIII TRUST
ARTICLE IX DEFERRED PAYMENTS
ARTICLE X MISCELLANEOUS
WILLOW GROVE BANCORP, INC. WILLOW GROVE BANK AUDIT COMMITTEE CHARTER (Amended and Restated as of September 27, 2005)